Yellowhead Acquisition- Summary of Detailed Information in Purchase Consideration (Detail) - Yellowhead [Member] $ in Thousands	Feb. 15, 2019 CAD ($)
Disclosure of detailed information about business combination [line items]
Fair value of common shares issued (17,300,385 shares at $0.73 per share)	$ 12,629
Fair value of previously held investment in Yellowhead	3,365
Acquisition related costs	272
Consideration transferred, acquisition-date fair value	$ 16,266